SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2003

Longs Drug Stores Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8978	68-0048627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 North Civic Drive
Walnut Creek, California	94596
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 937-1170

(Former Name or Former address, if Changed Since Last Report)

Item 12. Disclosure of Results of Operations and Financial Condition

(a)           On August 20, 2003, Longs Drug Stores Corporation issued a press release regarding its second quarter financial results and third and fourth quarter and fiscal 2004 financial projections.  The full text of the press release is furnished as an exhibit hereto and incorporated by reference herein.

(b)           Exhibits.

Number	Exhibit
99.1	Press Release dated August 20, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2003		Longs Drug Stores Corporation
(Registrant)

	By:	/s/ Roger L. Chelemedos
	Name:	Roger L. Chelemedos
	Its:	Vice President – Controller

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated August 20, 2003.